SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 1, 2004

Radian Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	1-11356	23-2691170
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Market Street, Philadelphia, PA	19103
(Address of principal executive offices)	(zip code)

(215) 564-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

99	Radian Group Inc. press release regarding merger of subsidiaries.

ITEM 9. REGULATION FD DISCLOSURE

On June 1, 2004, Radian Group Inc. announced the merger of its financial guaranty operating subsidiaries, Radian Asset Assurance Inc. and Radian Reinsurance Inc. A copy of the press release is attached as an exhibit hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.

Date: June 1, 2004	By:	/s/ C. Robert Quint
C. Robert Quint
Chief Financial Officer

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